                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 27
Statement of Operations.......................... 28
Statement of Changes in Net Assets............... 29
Financial Highlights............................. 30
Notes to Financial Statements.................... 32
Report of Independent Accountants................ 38
Dividend Reinvestment Plan....................... 39

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term

    - Basing investment decisions on sound research

    - Building a diversified portfolio

    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell
President
Van Kampen Investment Advisory Corp.

Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999

                                   [BAR GRAPH]

97Q3                                                                              4.0
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                           VAN KAMPEN MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VKQ)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............  (14.47%)
One-year total return based on NAV(2).....................   (8.64%)
 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)..................................................     7.28%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    11.38%
 SHARE VALUATIONS
Net asset value...........................................    $14.60
Closing common stock price................................  $13.1875
One-year high common stock price (12/07/98)...............   $17.375
One-year low common stock price (10/26/99)................  $12.9375
Preferred share (Series A) rate(5)........................    3.600%
Preferred share (Series B) rate(5)........................    3.600%
Preferred share (Series C) rate(5)........................    3.450%
Preferred share (Series D) rate(5)........................    3.500%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                           VAN KAMPEN MUNICIPAL TRUST

We recently spoke with representatives of the adviser of the Van Kampen Municipal Trust about the key events and economic forces that shaped the markets during the past year. David C. Johnson, portfolio manager, has managed the Trust since its inception in 1991 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A Many of the Trust's more seasoned holdings were nearing their call dates, so we took advantage of higher interest rates in the municipal market to replace these bonds with new issues. This allowed us to extend the Trust's protection from bond calls with securities that were paying similar rates. Because bond prices had declined during the period, we were also able to enhance the Trust's tax management by selling these and other holdings at a capital loss. Using this strategy, we offset some of the gains we had earned early in 1999 to avoid the need to distribute taxable capital gains to shareholders this year.
    We used a related strategy by increasing the portfolio's duration, or sensitivity to interest-rate changes. We sold the bonds that were about to be called and purchased longer-duration securities such as zero-coupon bonds. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.

   Q  WHAT AREAS OF THE MUNICIPAL MARKET WERE MOST ATTRACTIVE TO YOU?

   A One of the most attractive sectors during the past year was transportation--especially tollway bonds--because we've seen such heavy issuance in that area. These projects are visible ways for voters to see their tax dollars at work, so they tend to be well-funded when the economy is strong. As a result, we saw many attractive offerings and were able to increase our exposure to this sector. At the end of October, transportation represented the Trust's fourth largest sector at 9.6 percent of the portfolio.
    In addition, we found value in the general-purpose category, which historically has been a strong sector through a range of market conditions. General-purpose bonds represented the Trust's largest sector at the end of October at 16.4 percent. To focus more on sectors such as general purpose and transportation, we reduced our position in health care. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to focus on other areas of the market in recent months. Reducing health care benefited the Trust's total return because this sector underperformed the rest of the market during the year. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases we experienced during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -14.47 percent(1) based on market price. This reflects a decrease in market price from $16.8125 per share on October 31, 1998, to $13.1875 per share on October 31, 1999.
    On the positive side, the dividend remained unchanged during the past 12 months. The monthly federally tax-exempt dividend of $0.08 per share translates to a distribution rate of 7.28 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 11.38 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.


[SIG]

David C. Johnson
Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                           VAN KAMPEN MUNICIPAL TRUST
TOP FIVE PORTFOLIO INDUSTRIES*
[BAR GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
General Purpose                                                             16.4                               13.6
Health Care                                                                 14.9                               18.0
Industrial Revenue                                                          10.2                               12.3
Transportation                                                               9.6                                4.3
Higher Education                                                             6.0                                4.8

* As a percentage of long-term investments

NET ASSET VALUE AND MARKET PRICE
(BASED UPON MONTH-END VALUES)
SEPTEMBER 1991 THROUGH OCTOBER 1999
[LINE GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Sep 1991                                                                   14.81                              15.00
Oct 1991                                                                   14.81                              15.05
                                                                           14.88                              15.10
                                                                           15.13                              15.24
                                                                           15.25                              15.19
                                                                           15.25                              15.18
                                                                           14.75                              15.18
                                                                           15.00                              15.31
                                                                           15.25                              15.61
                                                                           15.63                              15.98
                                                                           16.25                              17.01
                                                                           16.13                              16.33
                                                                           15.75                              16.24
Oct 1992                                                                   15.13                              15.75
                                                                           15.50                              16.01
                                                                           15.63                              16.00
                                                                           16.00                              16.05
                                                                           16.50                              16.78
                                                                           16.50                              16.57
                                                                           16.50                              16.68
                                                                           16.25                              16.66
                                                                           16.25                              16.86
                                                                           16.63                              16.79
                                                                           16.75                              17.04
                                                                           16.63                              17.26
Oct 1993                                                                   16.88                              17.11
                                                                           16.25                              16.81
                                                                           16.50                              17.27
                                                                           16.88                              17.45
                                                                           15.63                              16.81
                                                                           14.88                              15.53
                                                                           15.00                              15.46
                                                                           15.25                              15.57
                                                                           15.13                              15.39
                                                                           15.13                              15.54
                                                                           15.00                              15.56
                                                                           14.38                              15.13
Oct 1994                                                                   13.50                              14.59
                                                                           13.50                              14.00
                                                                           13.00                              14.48
                                                                           14.50                              15.03
                                                                           14.88                              15.58
                                                                           14.88                              15.72
                                                                           14.63                              15.57
                                                                           14.38                              15.81
                                                                           14.38                              15.50
                                                                           14.25                              15.58
                                                                           14.25                              15.73
                                                                           14.00                              15.76
Oct 1995                                                                   14.13                              15.95
                                                                           14.63                              16.35
                                                                           14.13                              16.56
                                                                           15.00                              16.60
                                                                           14.88                              16.42
                                                                           14.13                              15.99
                                                                           13.75                              15.76
                                                                           13.75                              15.72
                                                                           14.00                              15.80
                                                                           14.25                              15.90
                                                                           14.50                              15.84
                                                                           14.50                              16.02
Oct 1996                                                                   14.38                              16.17
                                                                           14.50                              16.32
                                                                           13.88                              16.27
                                                                           14.63                              16.19
                                                                           14.75                              16.29
                                                                           14.13                              15.96
                                                                           14.50                              16.05
                                                                           14.63                              16.24
                                                                           15.06                              16.39
                                                                           15.63                              16.96
                                                                           15.75                              16.60
                                                                           15.69                              16.77
Oct 1997                                                                   15.69                              16.84
                                                                           16.00                              16.86
                                                                           16.19                              17.09
                                                                           16.31                              17.21
                                                                           16.19                              17.15
                                                                           15.81                              17.09
                                                                           15.63                              16.80
                                                                           15.88                              17.04
                                                                           16.13                              17.04
                                                                           16.19                              16.99
                                                                           16.19                              17.32
                                                                           17.00                              17.51
Oct 1998                                                                   16.81                              17.39
                                                                           17.00                              17.35
                                                                           16.94                              16.82
                                                                           16.19                              18.92
                                                                           16.31                              16.66
                                                                           16.31                              16.55
                                                                           16.00                              16.52
                                                                           15.25                              16.24
                                                                           15.19                              15.71
                                                                           15.06                              15.64
                                                                           14.50                              15.20
                                                                           13.94                              15.03
Oct 1999                                                                   13.19                              14.60

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                           VAN KAMPEN MUNICIPAL TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
[PIE CHART]

                                   AAA/Aaa            AA/Aa              A/A             BBB/Baa            BB/Ba
                                   -------            -----              ---             -------            -----
As of October 31, 1999              45.80             7.80              13.90             20.00              0.60

                                  NON-RATED
                                  ---------
As of October 31, 1999              11.90

AS OF OCTOBER 31, 1998
[PIE CHART]

                                   AAA/Aaa            AA/Aa              A/A             BBB/Baa            BB/Ba
                                   -------            -----              ---             -------            -----
As of October 31, 1998              46.50             9.20              13.70             19.00              0.60

                                  NON-RATED
                                  ---------
As of October 31, 1998              11.00

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DISTRIBUTION HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1999

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
'Nov 1998'                                                                    0.08
'Dec 1998'                                                                    0.08                              0.5064
'Jan 1999'                                                                    0.08
'Feb 1999'                                                                    0.08
'Mar 1999'                                                                    0.08
'Apr 1999'                                                                    0.08
'May 1999'                                                                    0.08
'Jun 1999'                                                                    0.08
'Jul 1999'                                                                    0.08
'Aug 1999'                                                                    0.08
'Sep 1999'                                                                    0.08
'Oct 1999'                                                                    0.08

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           MUNICIPAL BONDS  103.6%
           CALIFORNIA 9.4%
$  3,000   California Hlth Facs Fin Auth
           Rev Casa De Las-A (MBIA Insd)...        5.250%     08/01/17    $  2,779,140
  10,000   California Hlth Facs Fin Auth
           Rev Cedars Sinai Med Ctr Ser A
           (a).............................        6.125      12/01/24       9,823,400
   5,000   Contra Costa, CA Home Mtg Fin
           Auth Home Mtg Rev (MBIA Insd)...  *                09/01/17       1,746,200
   1,500   Davis, CA Pub Fac Fin Auth Loc
           Agy Rev.........................        6.600      09/01/25       1,506,825
   2,000   Del Mar, CA Race Track Auth Rev
           Rfdg............................        6.000      08/15/06       2,061,000
   7,210   Delano, CA Ctfs Partn Ser A
           (Prerefunded @ 01/01/03)........        9.250      01/01/22       8,358,913
  11,150   Foothill/Eastern Corridor Agy CA
           Toll Rd Rev Cap Apprec Sr Lien-Ser
           A...............................  *                01/01/18       3,825,007
   3,000   Foothill/Eastern Corridor Agy CA
           Toll Rev Cap Apprec Rfdg........  *                01/15/27       1,545,270
  15,000   Foothill/Eastern Corridor Agy CA
           Toll Rd Rev Cap Apprec Rfdg.....  *                01/15/30       2,137,200
  47,810   Foothill/Eastern Corridor Agy CA
           Toll Rd Rev Cap Apprec Rfdg.....  *                01/15/33       5,577,515
  15,000   Foothill/Eastern Corridor Agy CA
           Toll Rd Rev Cap Apprec Rfdg.....  *                01/15/37       1,347,150
  25,000   Foothill/Eastern Corridor Agy CA
           Toll Rd Rev Cap Apprec Rfdg.....  *                01/15/38       2,102,750
  18,000   Foothill/Eastern Corridor Agy CA
           Toll Rd Rev Rfdg Cap Apprec.....  *                01/15/25       3,557,880
   2,240   Huntington Park, CA Redev Agy
           Rev Tax Alloc Santa Fe Redev....        6.200      10/01/27       2,123,789
  16,540   Lodi, CA Elec Sys Rev Ctfs Partn
           Cap Apprec Ser B (MBIA Insd)....  *                01/15/29       2,630,025
   3,000   Los Angeles, CA Uni Sch Dist
           Ctfs Partn Multiple Pptys Proj
           Ser A (FSA Insd)................        5.500      10/01/16       2,924,130
   3,860   Midpeninsula Reg Open Space Dist
           CA Fin Auth Rev Cap Apprec
           (AMBAC Insd)....................  *                09/01/27         663,766
   3,670   Midpeninsula Reg Open Space Dist
           CA Fin Auth Rev Cap Apprec
           (AMBAC Insd)....................  *                09/01/30         518,901
  10,000   Orange Cnty, CA Recovery Ctfs
           Ser A Rfdg (MBIA Insd) (b)......        6.000      06/01/09      10,734,200

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$  5,695   Sacramento, CA City Fin Auth Rev
           Comb Proj B (MBIA Insd).........  *                11/01/14    $  2,416,616
   1,375   San Bernadino, CA Jt Pwrs Fin
           Auth Alloc Rev Central City
           Merged Proj A Rfdg (AMBAC
           Insd)...........................        5.750%     07/01/20       1,360,948
  11,950   San Joaquin Hills, CA Tran
           Corridor Agy Toll Rd Rev Cap
           Apprec Ser A Rfdg (MBIA Insd)...  *                01/15/31       1,785,330
  16,000   San Joaquin Hills, CA Tran
           Corridor Agy Toll Rd Rev Cap
           Apprec Ser A Rfdg (MBIA Insd)...  *                01/15/34       1,977,920
   5,500   San Joaquin Hills, CA Tran
           Corridor Agy Toll Rd Rev Cap
           Apprec Ser A Rfdg (MBIA Insd)...  *                01/15/32         770,715
   7,000   San Joaquin Hills, CA Tran
           Corridor Agy Toll Rd Rev Cap
           Apprec Ser A Rfdg (MBIA Insd)...  *                01/15/30       1,111,460
   9,000   San Joaquin Hills, CA Tran
           Corridor Agy Toll Rd Rev Cap
           Apprec Ser A Rfdg (MBIA Insd)...  *                01/15/26       1,832,580
   1,000   Stockton, CA Cmnty Fac Dist Spl
           Tax No. 1-A (b).................        5.800      09/01/14         944,330
                                                                          ------------
                                                                            78,162,960
                                                                          ------------
           COLORADO  11.3%
   5,000   Boulder Cnty, CO Rev Natl Cent
           Atmosphere Impt & Rfdg..........        6.900      12/01/07       5,275,850
   8,500   Boulder Cnty, CO Rev Natl Cent
           Atmosphere Impt & Rfdg..........        7.000      12/01/13       8,936,900
   1,160   Colorado Hsg Fin Auth Single
           Family Pgm Sr Gtd Mtg Ln D3 (FHA
           Gtd)............................        7.200      08/01/23       1,219,752
   2,000   Colorado Springs, CO Utils Rev
           Sub Lien Sys Impt Ser A.........        4.750      11/15/26       1,645,620
   9,135   Denver, CO City & Cnty Arpt Rev
           Ser A (b).......................        8.250      11/15/12       9,587,639
   6,695   Denver, CO City & Cnty Arpt Rev
           Ser A (b).......................        8.500      11/15/23       7,042,738
   7,795   Denver, CO City & Cnty Arpt Rev
           Ser A (b).......................        8.000      11/15/25       8,160,741
     865   Denver, CO City & Cnty Arpt Rev
           Ser A (Prerefunded @
           11/15/00).......................        8.250      11/15/12         919,599

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           COLORADO (CONTINUED)
$  8,790   Denver, CO City & Cnty Arpt Rev
           Ser D (b).......................        7.000%     11/15/25    $  9,051,766
   2,310   Denver, CO City & Cnty Arpt Rev
           Ser D (Prerefunded @
           11/15/01).......................        7.000      11/15/25       2,434,232
   8,000   Denver, CO City & Cnty Spl Fac
           Arpt Rev United Airls Proj Ser
           A...............................        6.875      10/01/32       8,002,720
  10,000   E-470 Pub Hwy Auth CO Rev Cap
           Apprec Sr Ser B (MBIA Insd).....  *                09/01/20       2,796,000
  15,000   E-470 Pub Hwy Auth CO Rev Cap
           Apprec Sr Ser B (MBIA Insd).....  *                09/01/24       3,268,050
  10,000   E-470 Pub Hwy Auth CO Rev Cap
           Apprec Sr Ser B (MBIA Insd).....  *                09/01/22       2,468,600
  22,000   Meridian Metro Dist CO
           Peninsular & Oriental Steam
           Navig Co Rfdg (LOC: Meridian
           Assoc East) (b).................        7.500      12/01/11      23,261,700
                                                                          ------------
                                                                            94,071,907
                                                                          ------------
           CONNECTICUT  3.8%
   7,140   Connecticut St Hlth & Edl Fac
           Auth Rev
           Nursing Home Proj AHF/Hartford
           (Prerefunded @ 11/01/04)........        7.125      11/01/24       8,012,365
   3,540   Mashantucket Western Pequot
           Tribe CT Spl Rev Ser A,
           144A--Private Placement (c).....        6.400      09/01/11       3,643,014
   3,460   Mashantucket Western Pequot
           Tribe CT Spl Rev Ser A,
           144A--Private Placement
           (Prerefunded @ 09/01/07) (c)....        6.400      09/01/11       3,821,432
   6,500   Mashantucket Western Pequot
           Tribe CT Spl Rev Ser B,
           144A--Private Placement (c).....        5.750      09/01/18       6,044,025
   7,000   Mashantucket Western Pequot
           Tribe CT Spl Rev Ser B,
           144A--Private Placement (c).....        5.750      09/01/27       6,356,840
   4,000   Stamford, CT Hsg Auth
           Multi-Family Rev Fairfield Apts
           Proj Rfdg.......................        4.750      12/01/28       3,741,240
                                                                          ------------
                                                                            31,618,916
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           DELAWARE  0.4%
$    900   Delaware St Econ Dev Auth Rev
           Exempt Fac Delmarva Pwr & Lt
           Co..............................        7.500%     10/01/17    $    919,485
   2,460   Delaware St Hsg Auth Rev Sr Home
           Mtg Ser B Subser B2.............        7.200      12/01/21       2,539,950
                                                                          ------------
                                                                             3,459,435
                                                                          ------------
           DISTRICT OF COLUMBIA  0.3%
   1,000   District of Columbia Hosp Rev
           Medlantic Hlthcare Group A Rfdg
           (MBIA Insd) (b).................        5.875      08/15/19       1,011,620
   2,000   District of Columbia Rev
           Carnegie Endowment..............        5.750      11/15/26       1,892,360
                                                                          ------------
                                                                             2,903,980
                                                                          ------------
           FLORIDA  3.4%
   2,600   Brevard Cnty, FL Sch Brd Ctfs
           Partn Ser A (AMBAC Insd)........        5.400      07/01/10       2,609,204
   6,500   Gulf Breeze, FL Rev Cap Fdg Ser
           B (MBIA Insd)...................        4.500      10/01/27       5,131,425
   1,000   Hillsborough Cnty, FL Indl Dev
           Auth Indl Dev Rev Univ Cmnty
           Hosp (MBIA Insd)................        5.750      08/15/14       1,001,290
   3,000   Martin Cnty, FL Indl Dev Auth
           Indl Dev Rev Indiantown
           Cogeneration Proj Ser A Rfdg....        7.875      12/15/25       3,055,560
  23,000   Miami-Dade Cnty, FL Spl Oblig
           Sub Ser A Rfdg (MBIA Insd)......  *                10/01/21       5,942,280
   8,775   Miami-Dade Cnty, FL Spl Oblig
           Sub Ser A Rfdg (MBIA Insd)......  *                10/01/22       2,131,010
   7,530   Sarasota Cnty, FL Hlth Fac Auth
           Rev Hlthcare Kobernick/Meadow Pk
           (Prerefunded @ 07/01/02)........       10.000      07/01/22       8,627,648
                                                                          ------------
                                                                            28,498,417
                                                                          ------------
           GEORGIA  4.7%
  45,000   Georgia Loc Govt Ctfs Partn
           Grantor Trust Ser A (MBIA Insd)
           (b).............................        4.750      06/01/28      36,851,850
   2,000   Royston, GA Hosp Auth Hosp Ctfs
           Rev Ty Cobb Healthcare Sys Rfdg
           Inc.............................        6.500      07/01/27       1,902,740
                                                                          ------------
                                                                            38,754,590
                                                                          ------------
           HAWAII  1.0%
   2,420   Honolulu, HI City & Cnty Ser D
           (FGIC Insd) (a).................        4.650      02/01/07       2,319,473

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           HAWAII (CONTINUED)
$  2,565   Honolulu, HI City & Cnty Ser D
           (FGIC Insd) (a).................        4.700%     02/01/08    $  2,438,110
   2,000   Honolulu, HI City & Cnty Ser D
           (FGIC Insd) (a).................        4.750      02/01/09       1,880,400
   4,000   Honolulu, HI City & Cnty
           Wastewtr Sys Rev Cap Apprec
           (FGIC Insd).....................  *                07/01/12       1,940,600
                                                                          ------------
                                                                             8,578,583
                                                                          ------------
           ILLINOIS  9.5%
   4,650   Bedford Park, IL Tax Increment
           Rev Sr Lien Bedford City Sq
           Proj............................        9.250      02/01/12       5,077,660
   3,650   Carol Stream, IL First Mtg Rev
           Windsor Pk Mnr Proj.............        7.000      12/01/13       3,674,565
   1,500   Champaign Cnty, IL Cmnty Unit
           Sch Dist No 116 Urbana Ser C
           (FGIC Insd).....................  *                01/01/16         550,095
   1,300   Champaign Cnty, IL Cmnty Unit
           Sch Dist No 116 Urbana Ser C
           (FGIC Insd).....................  *                01/01/18         417,430
  22,000   Chicago, IL Brd Ed Sch Reform
           Cap Apprec B-1 (FGIC Insd)......  *                12/01/20       6,020,740
  14,400   Chicago, IL Brd Ed Sch Reform
           Cap Apprec B-1 (FGIC Insd)......  *                12/01/22       3,477,312
  10,000   Chicago, IL Brd of Ed Sch Reform
           Cap Apprec Ser A (FGIC Insd)....  *                12/01/31       1,364,300
   2,500   Chicago, IL O'Hare Intl Arpt Spl
           Fac Rev American Airls Inc Proj
           Rfdg............................        8.200      12/01/24       2,825,975
   7,475   Chicago, IL O'Hare Intl Arpt Spl
           Fac Rev United Airls Inc........        8.400      05/01/04       7,729,299
   4,315   Chicago, IL O'Hare Intl Arpt Spl
           Fac Rev United Airls Inc Ser
           B...............................        8.950      05/01/18       4,582,573
   1,000   Hodgkins, IL Tax Increment......        9.500      12/01/09       1,105,640
   4,000   Hodgkins, IL Tax Increment Ser A
           Rfdg............................        7.625      12/01/13       4,258,360
   2,500   Illinois Dev Fin Auth Rev
           Catholic Charities
           Hsg Dev.........................        6.350      01/01/25       2,301,725
   2,705   Illinois Dev Fin Auth Rev Loc
           Govt Pgm Aurora East Sch (MBIA
           Insd)...........................  *                12/01/15       1,035,204
   2,000   Illinois Dev Fin Auth Solid
           Waste Disp Rev Waste Mgmt Inc
           Proj............................        5.050      01/01/10       1,756,520

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$  1,740   Illinois Edl Fac Auth Rev
           Riverside Hlth Sys
           Ser A Rfdg......................        5.900%     10/01/14    $  1,629,284
   2,500   Illinois Hlth Fac Auth Rev
           Evangelical Hosp Ser C Rfdg (FSA
           Insd)...........................        6.750      04/15/12       2,685,525
   7,750   Illinois Hlth Fac Auth Rev
           Fairview Oblig Group Proj Ser A
           (Prerefunded @ 10/01/02)........        9.500      10/01/22       8,925,210
   4,335   Illinois Hlth Fac Auth Rev
           Hinsdale Hosp Ser B Rfdg........        9.000      11/15/15       4,645,776
   1,500   Illinois Hlth Fac Auth Rev Sarah
           Bush Lincoln Hlth Cent
           (Prerefunded @ 5/15/02).........        7.250      05/15/12       1,627,335
   4,575   Illinois Hlth Facs Auth Rev West
           Suburban Hosp Ser A Rfdg........        5.750      07/01/20       4,040,777
   1,510   Roselle, IL Multi-Family Hsg Rev
           Waterbury Apts Ser A Rfdg (GNMA
           Collateralized).................        7.000      01/01/25       1,601,838
   3,230   St Clair Cnty, IL Cap Impt Rev
           McKendree Clg Proj Rfdg.........        6.000      02/01/24       2,863,686
   3,060   Will Cnty, IL Cmnty Sch Dist No
           161 Summit Hill Cap Apprec (FGIC
           Insd)...........................  *                01/01/12       1,527,521
   3,505   Will Cnty, IL Cmnty Sch Dist No
           161 Summit Hill Cap Apprec (FGIC
           Insd)...........................  *                01/01/14       1,518,541
   2,010   Will Cnty, IL Cmnty Sch Dist No
           161 Summit Hill Cap Apprec (FGIC
           Insd)...........................  *                01/01/16         755,861
   2,415   Will Cnty, IL Cmnty Sch Dist No
           161 Summit Hill Cap Apprec (FGIC
           Insd)...........................  *                01/01/19         744,907
                                                                          ------------
                                                                            78,743,659
                                                                          ------------
           INDIANA  0.7%
   2,500   Indiana Bond Bank Spl Pgm Ser
           F...............................        7.150      08/01/15       2,607,125
   2,739   Indiana St Dev Fin Auth Indl Dev
           Rev Unr-Rohn Inc Proj...........        7.500      03/01/11       2,855,105
                                                                          ------------
                                                                             5,462,230
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           KENTUCKY  0.8%
$  2,000   Ashland, KY Solid Waste Rev
           Ashland Oil
           Inc Proj........................        7.200%     10/01/20    $  2,085,760
   4,000   Elsmere, KY Indl Dev Rev Rfdg...        6.750      04/01/10       4,394,880
                                                                          ------------
                                                                             6,480,640
                                                                          ------------
           LOUISIANA  1.6%
     710   East Baton Rouge, LA Mtg Fin
           Auth Single Family Mtg Pur Ser A
           Rfdg (GNMA
           Collateralized) (b).............        7.100      10/01/24         732,408
   3,645   East Baton Rouge, LA Mtg Fin
           Auth Single Family Mtg Pur Ser C
           Rfdg (GNMA
           Collateralized) (b).............        7.000      04/01/32       3,744,727
   9,588   Louisiana St Univ & Agricultural
           & Mechanical College Univ Rev...        5.750      10/30/18       8,569,780
                                                                          ------------
                                                                            13,046,915
                                                                          ------------
           MAINE  0.1%
   1,000   Maine Vets Homes ME Rev.........        7.750      10/01/20       1,063,970
                                                                          ------------
           MARYLAND  2.0%
   2,300   Baltimore, MD Cap Apprec Cons
           Pub Impt & Rfdg (FGIC Insd).....         *         10/15/06       1,605,285
   1,845   Baltimore, MD Cap Apprec Ser A
           (FGIC Insd).....................         *         10/15/07       1,208,991
   2,075   Baltimore, MD Cap Apprec Ser A
           (Prerefunded @ 10/15/05) (FGIC
           Insd)...........................         *         10/15/07       1,376,389
 105,060   Maryland St Cmnty Dev Admin Dept
           Hsg & Cmnty Dev Single Family
           Rev Pgm 6.......................         *         04/01/30      11,255,078
   1,000   Maryland St Econ Dev Corp
           Student Hsg Rev Collegiate Hsg
           Towson Ser A....................        5.750      06/01/29         891,180
                                                                          ------------
                                                                            16,336,923
                                                                          ------------
           MASSACHUSETTS  1.3%
     940   Massachusetts St Dev Fin Agy Rev
           Boston Architectural Cent.......        6.100      09/01/18         861,736
   1,000   Massachusetts St Dev Fin Agy Rev
           Boston Architectural Cent.......        6.250      09/01/28         903,490
   2,600   Massachusetts St Hlth & Edl Fac
           Auth
           Rev Med Cent of Central MA Ser A
           (Prerefunded @ 07/01/01)........        7.100      07/01/21       2,766,686

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           MASSACHUSETTS (CONTINUED)
$  5,000   Massachusetts St Hlth & Edl Fac
           Auth Rev New England Med Cent
           Hosp Ser G (Embedded Swap) (MBIA
           Insd) (d).......................  3.100/5.000%     07/01/13    $  4,655,600
   1,375   Massachusetts St Hlth & Edl Fac
           Auth Rev Winchester Hosp Ser D
           Rfdg
           (Connie Lee Insd)...............        5.750      07/01/14       1,362,116
                                                                          ------------
                                                                            10,549,628
                                                                          ------------
           MICHIGAN  1.6%
   4,000   Detroit, MI Loc Dev Fin Auth Tax
           Increment Sr Ser B..............        6.700      05/01/21       3,897,440
   1,000   Detroit, MI Loc Dev Fin Auth Ser
           C...............................        6.850      05/01/21         981,160
   1,180   Hillsdale, MI Hosp Fin Auth Hosp
           Rev Hillsdale Cmnty Hlth Cent...        5.750      05/15/18       1,048,772
   2,000   Michigan Muni Bond Auth Rev Loc
           Govt Ln Ser C-A (FSA Insd)......         *         06/15/13         915,140
   5,000   Michigan St Hosp Fin Auth Rev
           Detroit Med Cent Oblig Ser A....        5.250      08/15/28       3,906,600
   1,000   Michigan St Hosp Fin Auth Rev
           Hosp Genesys Regl Med Ser A
           Rfdg............................        5.375      10/01/13         970,410
   1,635   Michigan St Hosp Fin Auth Rev
           Saratoga Cmnty Hosp Rfdg
           (Prerefunded @ 06/01/02)........        8.750      06/01/10       1,803,863
                                                                          ------------
                                                                            13,523,385
                                                                          ------------
           MISSISSIPPI  0.5%
   1,985   Mississippi Home Corp Single
           Family Rev Mtg Ser F (GNMA
           Collateralized).................        7.550      12/01/27       2,180,582
   2,000   Perry Cnty, MS Pollutn Ctl Rev
           Leaf River Forest Proj Rfdg.....        5.200      10/01/12       1,809,820
                                                                          ------------
                                                                             3,990,402
                                                                          ------------
           MISSOURI  1.0%
   1,400   Ellisville, MO Indl Dev Auth Rev
           Rfdg & Impt Gambrill Gardens
           Proj............................        6.100      06/01/20       1,257,242
   1,000   Ellisville, MO Indl Dev Auth Rev
           Rfdg & Impt Gambrill Gardens
           Proj............................        6.200      06/01/29         893,180
   1,740   Good Shepherd Nursing Home Dist
           MO Nursing Home Fac Rev
           (Prerefunded @ 08/15/05)........        7.625      08/15/15       2,011,858

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           MISSOURI (CONTINUED)
$  1,250   Hannibal, MO Indl Dev Auth Hlth
           Fac Rev
           Hannibal Regl Hlthcare Sys Inc
           (Prerefunded @ 09/01/01)........        9.500%     03/01/22    $  1,414,263
   2,810   Perry Cnty, MO Nursing Home Rev
           Rfdg............................        5.900      03/01/28       2,411,092
                                                                          ------------
                                                                             7,987,635
                                                                          ------------
           MONTANA  0.5%
   3,900   Montana St Coal Severance Tax
           Broadwater Pwr Proj Ser A
           Rfdg............................        6.875      12/01/17       4,039,893
                                                                          ------------
           NEBRASKA  0.2%
   1,250   American Pub Energy Agy NE Gas
           Sup Rev NE Pub Gas Agy Proj Ser
           A (AMBAC Insd)..................        4.375      06/01/10       1,126,550
     690   Nebraska Invt Fin Auth Single
           Family Hsg Rev Ser D Rfdg (GNMA
           Collateralized).................        5.850      09/01/28         663,939
                                                                          ------------
                                                                             1,790,489
                                                                          ------------
           NEVADA  0.6%
   3,720   Clark Cnty, NV Transn Ser A
           (FGIC Insd).....................        4.500      12/01/16       3,088,344
   2,545   Clark Cnty, NV Transn Ser B
           (FGIC Insd).....................        4.500      12/01/16       2,112,859
                                                                          ------------
                                                                             5,201,203
                                                                          ------------
           NEW HAMPSHIRE  1.1%
   4,800   New Hampshire High Edl & Hlth
           Fac Auth Rev Daniel Webster
           College Issue...................        6.300      07/01/29       4,362,384
   3,955   New Hampshire High Edl & Hlth
           Fac Auth Rev Cheshire Med Ctr...        4.875      07/01/28       3,115,354
   2,000   New Hampshire High Edl & Hlth
           Fac Auth Rev Riverwoods at
           Exeter Ser A....................        6.500      03/01/23       1,875,780
                                                                          ------------
                                                                             9,353,518
                                                                          ------------
           NEW JERSEY  6.2%
   4,000   Camden Cnty, NJ Impt Auth Lease
           Rev-A...........................        8.000      06/01/27       4,272,720
   1,000   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........         *         03/01/00         986,900
   1,000   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........         *         03/01/02         900,080
   1,000   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........         *         03/01/03         857,300

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$  1,000   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........         *         03/01/04    $    814,850
   1,460   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........         *         03/01/05       1,128,361
   1,465   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........         *         03/01/06       1,072,893
   1,615   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........         *         03/01/07       1,117,984
   1,555   Eastern Camden Cnty, NJ Regl Sch
           Dist Rfdg (FGIC Insd)...........         *         03/01/08       1,015,539
  25,000   New Jersey Econ Dev Auth St
           Contract Econ Recovery (MBIA
           Insd) (b).......................        5.900%     03/15/21      25,286,750
   5,000   New Jersey Econ Dev Auth Wtr Fac
           Rev (FGIC Insd) (b).............        6.500      04/01/22       5,145,300
   4,825   New Jersey St Transn Tr Fd Auth
           Transn Sys Ser A................        5.750      06/15/18       4,805,507
   3,500   New Jersey St Turnpike Auth
           Turnpike Rev Ser C (FSA Insd)...        6.500      01/01/16       3,811,185
                                                                          ------------
                                                                            51,215,369
                                                                          ------------
           NEW MEXICO  0.0%
     361   Santa Fe, NM Single Family Mtg
           Rev Rfdg........................        8.450      12/01/11         377,839
                                                                          ------------
           NEW YORK  9.2%
   5,550   Metro Tran Auth NY Svcs Contract
           Commuter Fac Ser N Rfdg (b).....        6.000      07/01/11       5,690,970
   1,900   Metro Tran Auth NY Svcs Contract
           Tran Fac Ser N Rfdg.............        6.000      07/01/11       1,948,260
   2,250   Metro Transn Auth NY Tran Facs
           Rev
           Ser A Rfdg......................        4.750      07/01/24       1,861,200
   7,000   New York City Ser A (b).........        6.250      08/01/08       7,448,630
      25   New York City Ser A (Prerefunded
           @ 08/15/01).....................        7.750      08/15/12          26,876
     265   New York City Ser C.............        7.100      08/15/10         276,541
     400   New York City Ser C (Prerefunded
           @ 8/15/01)......................        7.100      08/15/10         420,036
     420   New York City Ser F.............        8.250      11/15/02         454,772

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$  5,000   New York, NY ADJ SubSer A1
           (Embedded Swap).................        6.170%     08/01/12    $  5,006,750
   5,000   New York, NY City Muni Wtr Fin
           Auth Wtr & Swr Sys Rev Cap
           Apprec Ser B Rfdg (FSA Insd)....         *         06/15/13       2,306,150
   4,000   New York, NY City Tran Auth Met
           Transn Auth Triborough Ser A
           (AMBAC Insd)....................        5.625      01/01/15       3,907,960
   5,000   New York St Dorm Auth Rev City
           Univ Ser F (b)..................        5.500      07/01/12       4,872,800
   6,800   New York St Dorm Auth Rev Cons
           City Univ Sys Ser A (b).........        5.625      07/01/16       6,620,208
   1,250   New York St Dorm Auth Rev
           FHA-Sarah Neuman Nursing Home
           (AMBAC Insd)....................        5.500      08/01/37       1,135,562
   3,835   New York St Dorm Auth Rev Mental
           Hlth Svcs Facs Ser C Rfdg (MBIA
           Insd)...........................        4.750      08/15/19       3,188,381
   2,750   New York St Dorm Auth Rev Mental
           Hlth Svcs Facs Ser C Rfdg (MBIA
           Insd)...........................        4.750      08/15/22       2,288,467
   3,250   New York St Energy Resh & Dev
           Auth Fac Rev Cons Edison Co Proj
           Ser B Rfdg (MBIA Insd)..........        5.250      08/15/20       2,960,490
   4,425   New York St Environmental Fac
           Corp Pollutn Ctl Rev Ser E
           (Prerefunded @ 6/15/04).........        6.700      06/15/10       4,851,172
   2,950   New York St Environmental Fac
           Corp Pollutn Ctl Rev St Wtr
           Revolving Fd Ser E..............        6.700      06/15/10       3,192,431
   2,000   New York St Med Care Facs Fin
           Agy Rev Hosp-A Rfdg (MBIA
           Insd)...........................        5.375      02/15/25       1,820,080
   2,920   New York St Med Care Fac Fin Agy
           Rev Mental Hlth Svcs Fac Ser
           D...............................        7.400      02/15/18       3,122,298
   3,930   New York St Urban Dev Corp Sub
           Lien Corp Purp Rfdg (a).........        5.500      07/01/22       3,612,731
   3,000   Onondaga Cnty, NY Indl Dev Agy
           Swr Fac Rev Bristol--Meyers
           Squibb Co Proj..................        5.750      03/01/24       2,917,440
   6,218   Plainedge, NY Union Free Sch
           Dist #2063......................        6.000      06/01/12       6,319,708
                                                                          ------------
                                                                            76,249,913
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           NORTH CAROLINA  1.9%
$  2,500   North Carolina Eastern Muni Pwr
           Agy Pwr Sys Rev Ser C (ACA
           Insd)...........................        5.000%     01/01/21    $  2,090,650
  13,300   North Carolina Muni Pwr Agy #1
           Catawba Elec Rev (MBIA
           Insd) (b).......................        6.000      01/01/12      13,745,949
                                                                          ------------
                                                                            15,836,599
                                                                          ------------
           OHIO  3.9%
   3,195   Cleveland Cuyahoga Cnty, OH Dev
           Port Auth Rev Cleveland Bond Fd
           Ser B...........................        5.375      05/15/18       2,782,813
   5,375   Franklin Cnty, OH Hosp Rev Holy
           Cross Hlth Sys Ser B Rfdg (MBIA
           Insd) (b).......................        5.250      06/01/10       5,338,127
   1,905   Jefferson Cnty, OH Impt & Rfdg
           (FSA Insd)......................        5.700      12/01/13       1,948,491
   3,700   Lucas Cnty, OH Hosp Rev Promedia
           Hlthcare Oblig Grp Rfdg (AMBAC
           Insd)...........................        5.625      11/15/16       3,554,960
   2,070   Montgomery Cnty, OH Hosp Rev
           Grandview Hosp & Med Cent
           Rfdg............................        5.250      12/01/02       2,048,389
   2,400   Montgomery Cnty, OH Hosp Rev
           Grandview Hosp & Med Cent
           Rfdg............................        5.375      12/01/05       2,315,520
   2,270   Montgomery Cnty, OH Hosp Rev
           Kettering Med Cent Impt & Rfdg
           (MBIA Insd).....................        6.250      04/01/20       2,359,325
   1,000   Ohio St Air Qual Dev Auth Rev
           JMG Funding Ltd Partn Proj Rfdg
           (AMBAC Insd)....................        6.375      04/01/29       1,011,630
   7,000   Parma, OH Hosp Impr Rev Parma
           Cmnty Gen Hosp Assoc Rfdg.......        5.375      11/01/29       5,998,790
   5,000   Reynoldsburg, OH Hlth Care Fac
           Rev Wesley Ridge Proj (GNMA
           Collateralized).................        6.150      10/20/38       5,024,800
                                                                          ------------
                                                                            32,382,845
                                                                          ------------
           OKLAHOMA  1.7%
   2,110   Cleveland Cnty, OK Home Ln Auth
           Single Family Mtg Rev Rfdg......        8.000      08/01/12       2,193,387
   1,240   Kay Cnty, OK Home Fin Auth Rev
           Single Family Mtg Ser A Rfdg
           (AMBAC Insd)....................        7.000      11/01/11       1,418,932
   3,000   Oklahoma Dev Fin Auth Rev St
           John Hlth
           Sys Rfdg (a)....................        5.750      02/15/25       2,867,070

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           OKLAHOMA (CONTINUED)
$  6,075   Oklahoma Hsg Fin Agy Single
           Family Rev Mtg Class B (GNMA
           Collateralized).................        7.997%     08/01/18    $  6,549,458
   1,500   Tulsa, OK Muni Arpt Tran Rev
           American Airls Inc..............        7.600      12/01/30       1,571,430
                                                                          ------------
                                                                            14,600,277
                                                                          ------------
           PENNSYLVANIA  3.2%
   1,500   Allegheny Cnty, PA Ser C-49 Rfdg
           (MBIA Insd) (a).................        5.000      04/01/06       1,487,415
   2,500   Allegheny Cnty, PA Hosp Dev Auth
           Rev Hosp OH Vly Genl Hosp
           Rfdg............................        5.875      04/01/11       2,417,200
   2,000   Berks Cnty, PA Muni Auth Rev
           Phoebe Devitt Homes Proj A1
           Rfdg............................        5.700      05/15/18       1,740,600
   1,000   Berks Cnty, PA Muni Auth Rev
           Phoebe Devitt Homes Proj A1
           Rfdg............................        5.750      05/15/22         854,730
   2,165   Clarion Cnty, PA Hosp Auth Hosp
           Rev Clarion Hosp Proj
           (Prerefunded @ 07/01/01)........        8.500      07/01/21       2,345,171
   2,475   Harrisburg, PA Cap Apprec Notes
           Ser F Rfdg (AMBAC Insd).........         *         03/15/14       1,063,805
   4,000   Lancaster, PA Ser A Rfdg (FGIC
           Insd)...........................        4.500      05/01/28       3,119,920
     135   Lehigh Cnty, PA Gen Purp Auth
           Rev First Mtg Bible Fellowship
           Proj A Rfdg.....................        4.800      12/15/03         128,312
     210   Lehigh Cnty, PA Gen Purp Auth
           Rev First Mtg Bible Fellowship
           Proj A Rfdg.....................        5.000      12/15/05         195,493
     275   Lehigh Cnty, PA Gen Purp Auth
           Rev First Mtg Bible Fellowship
           Proj A Rfdg.....................        5.100      12/15/06         255,098
     295   Lehigh Cnty, PA Gen Purp Auth
           Rev First Mtg Bible Fellowship
           Proj A Rfdg.....................        5.250      12/15/07         273,241
     210   Lehigh Cnty, PA Gen Purp Auth
           Rev First Mtg Bible Fellowship
           Proj A Rfdg.....................        5.300      12/15/08         193,135
     320   Lehigh Cnty, PA Gen Purp Auth
           Rev First Mtg Bible Fellowship
           Proj A Rfdg.....................        5.300      12/15/09         290,080
     240   Lehigh Cnty, PA Gen Purp Auth
           Rev First Mtg Bible Fellowship
           Proj A Rfdg.....................        5.400      12/15/10         216,967
   2,000   Montgomery Cnty, PA Indl Dev
           Auth Retirement Cmnty Rev Adult
           Cmntys Total Svcs Ser B.........        5.625      11/15/12       1,905,820

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           PENNSYLVANIA (CONTINUED)
$  2,700   Pennsylvania Econ Dev Fin Auth
           Res Recovery Rev Colver Proj Ser
           D...............................        7.125%     12/01/15    $  2,862,729
   9,000   Philadelphia, PA Sch Dist Ser A
           (MBIA Insd).....................        4.500      04/01/23       7,183,530
                                                                          ------------
                                                                            26,533,246
                                                                          ------------
           RHODE ISLAND  1.2%
   2,390   Providence, RI Redev Agy Ctfs
           Partn Ser A.....................        8.000      04/01/24       2,522,956
   4,750   Rhode Island Hsg & Mtg Fin Corp
           Ser 8 (Inverse Fltg)............       10.215      04/01/24       5,112,187
   2,000   Rhode Island St Hlth & Edl Bldg
           Corp Rev Higher Edl Fac Roger
           Williams (Prerefunded @
           11/15/04) (Connie Lee Insd).....        7.250      11/15/24       2,262,600
                                                                          ------------
                                                                             9,897,743
                                                                          ------------
           TENNESSEE  0.9%
   4,000   Municipal Energy Acquisition
           Corp TN Gas Rev (FSA Insd)......        4.000      03/01/05       3,775,800
   4,500   Municipal Energy Acquisition
           Corp TN Gas Rev (FSA Insd)......        4.125      03/01/07       4,155,840
                                                                          ------------
                                                                             7,931,640
                                                                          ------------
           TEXAS  8.3%
   2,600   Alief, TX Indpt Sch Dist (PSF
           Gtd) (a)........................        4.750      02/15/18       2,235,298
   2,600   Alief, TX Indpt Sch Dist (PSF
           Gtd) (a)........................        4.750      02/15/19       2,221,960
   6,500   Alliance Arpt Auth Inc TX Spl
           Fac Rev American Airls Inc Proj
           (b).............................        7.500      12/01/29       6,777,355
   6,000   Brazos River Auth TX Pollutn Ctl
           Rev Coll TX Util Elec Co Proj A
           (AMBAC Insd) (b)................        6.750      04/01/22       6,350,700
     420   Brazos, TX Higher Edl Auth Inc
           Student Ln Rev Subser C2 Rfdg...        7.100      11/01/04         451,219
   2,500   Coastal Bend Hlth Fac Dev TX Ser
           C (Inverse Fltg) (AMBAC Insd)...        7.828      11/15/13       2,637,500
   6,000   Dallas Cnty, TX Util &
           Reclamation Dist Ser B Rfdg
           (AMBAC Insd) (a)................        5.875      02/15/29       5,874,120
  15,000   Dallas-Fort Worth, TX Intl Arpt
           Fac Impt Corp Rev American Airls
           Inc (b).........................        7.500      11/01/25      15,582,600
   3,600   Dallas-Fort Worth, TX Intl Arpt
           Fac Impt Corp Rev Delta Airls
           Inc.............................        7.625      11/01/21       3,780,612

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$  3,885   Houston, TX Indpt Sch Dist Pub
           Cap Apprec Cesar E Chavez Ser A
           (AMBAC Insd)....................         *         09/15/18    $  1,217,948
   3,885   Houston, TX Indpt Sch Dist Pub
           Cap Apprec Cesar E Chavez Ser A
           (AMBAC Insd)....................         *         09/15/20       1,068,414
   3,885   Houston, TX Indpt Sch Dist Pub
           Cap Apprec Cesar E Chavez Ser A
           (AMBAC Insd)....................         *         09/15/21       1,002,213
  39,250   Houston, TX Wtr & Sew Sys Rev
           Cap Apprec Jr Lien Ser A Rfdg
           (FSA Insd)......................         *         12/01/28       6,533,162
   4,575   Keller, TX Indpt Sch Dist Cap
           Apprec Rfdg (PSF Gtd)...........         *         08/15/12       2,212,379
   4,784   Region One Ed Svc Cent Sub-Tech
           Fac Proj........................        6.590%     12/15/17       4,725,556
   2,200   Rockwall, TX Indpt Sch Dist Cap
           Apprec Rfdg (PSF Gtd)...........         *         08/15/17         734,624
   1,655   Texas Gen Svcs Comm Partn Int
           Lease Purch Ctfs................        7.250      08/15/11       1,687,019
   4,000   Trinity River Auth TX Regl
           Wastewtr Sys Rev Unrefunded Bal
           Ser A Rfdg (AMBAC Insd).........        5.000      08/01/16       3,578,600
                                                                          ------------
                                                                            68,671,279
                                                                          ------------
           UTAH  0.6%
   3,810   Bountiful, UT Hosp Rev South
           Davis Cmnty Hosp Proj
           (Prerefunded @ 06/15/04)........        9.500      12/15/18       4,646,447
     630   Utah St Hsg Fin Agy Single
           Family Mtg Insd Ser E2 (FHA
           Gtd)............................        7.150      07/01/24         646,519
                                                                          ------------
                                                                             5,292,966
                                                                          ------------
           VIRGINIA  3.1%
   7,500   Charles City Cnty, VA Indl Dev
           Auth Solid Waste Disp Fac Rev
           Waste Mgmt VA Inc Proj Rfdg.....        4.875      02/01/09       6,580,575
   1,500   Henrico Cnty, VA Indl Dev Auth
           Pub Fac Lease Rev Henrico Cnty
           Regl Jail Proj..................        6.500      08/01/10       1,627,470
   1,500   Henrico Cnty, VA Indl Dev Auth
           Pub Fac Lease Rev Henrico Cnty
           Regl Jail Proj..................        7.125      08/01/21       1,658,985

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           VIRGINIA (CONTINUED)
$  1,630   Richmond, VA (FSA Insd) (a).....        5.125%     01/15/08    $  1,598,508
   1,340   Richmond, VA (FSA Insd) (a).....        5.500      01/15/10       1,326,854
   4,165   Richmond, VA (FSA Insd) (a).....        5.500      01/15/12       4,066,748
   3,755   Richmond, VA (FSA Insd) (a).....        5.500      01/15/18       3,516,032
   5,000   Roanoke, VA Indl Dev Auth Hosp
           Rev Roanoke Mem Hosp Rfdg Ser B
           Rfdg (MBIA Insd) (d)............  4.700/6.250      07/01/20       5,069,900
                                                                          ------------
                                                                            25,445,072
                                                                          ------------
           WASHINGTON  2.0%
   4,000   Bellevue, WA Convention Cent
           Auth Spl Oblig Rev Rfdg (MBIA
           Insd)...........................         *         02/01/24         901,120
   4,275   Washington St Higher Ed Facs
           Auth Rev Gonzaga Univ Proj Rfdg
           (MBIA Insd).....................        4.750      04/01/22       3,540,555
   1,750   Washington St Pub Pwr Supply Sys
           Nuclear Proj No 1 Rev (MBIA
           Insd)...........................        5.750      07/01/12       1,770,685
  10,495   Washington St Pub Pwr Supply Sys
           Nuclear Proj No 1 Rev Ser B Rfdg
           (MBIA Insd) (b).................        5.600      07/01/15      10,180,150
                                                                          ------------
                                                                            16,392,510
                                                                          ------------
           WEST VIRGINIA  0.8%
   6,550   Harrison Cnty, WV Cnty Cmnty
           Solid Waste Disp Rev Potomac
           Edison Co Ser A (b).............        6.875      04/15/22       6,798,376
                                                                          ------------
           WISCONSIN  2.0%
   1,000   Madison, WI Indl Dev Rev Madison
           Gas & Elec Co Proj A............        6.750      04/01/27       1,049,070
   5,250   Wisconsin Hsg & Econ Dev Auth
           Hsg Rev Ser B (b)...............        7.050      11/01/22       5,566,995
   2,130   Wisconsin St Hlth & Edl Fac Auth
           Rev Kenosha Hosp & Med Ctr
           Proj............................        5.700      05/15/20       1,921,495
   7,280   Wisconsin St Hlth & Edl Fac Auth
           Rev Children's Hosp (FGIC
           Insd)...........................        5.000      08/15/10       6,977,443
   1,500   Wisconsin St Hlth & Edl Facs
           Auth Rev Kenosha Hosp & Med Ctr
           Proj............................        5.625      05/15/29       1,311,765
                                                                          ------------
                                                                            16,826,768
                                                                          ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
           WYOMING  0.7%
$  1,615   Wyoming Cmnty Dev Auth Single
           Family Ser G (FHA Gtd)..........        7.250%     06/01/21    $  1,679,229
   4,000   Wyoming Cmnty Dev Auth Single
           Family Ser H (FHA Gtd)..........        7.100      06/01/12       4,210,440
                                                                          ------------
                                                                             5,889,669
                                                                          ------------
           PUERTO RICO  2.1%
  14,875   Puerto Rico Comwlth Hwy & Tran
           Auth Tran Rev Ser A (b).........        4.750      07/01/38      11,749,911
   2,000   Puerto Rico Indl Tourist Edl Med
           & Environmental Ctl Fac Fin Auth
           Higher Ed Rev...................        5.375      02/01/29       1,777,040
   4,000   Puerto Rico Pub Bldgs Auth Gtd
           Pub Ed & Hlth Fac Ser M.........        5.700      07/01/16       3,934,200
                                                                          ------------
                                                                            17,461,151
                                                                          ------------
TOTAL INVESTMENTS  103.6%
  (Cost $871,157,597).................................................     861,422,540
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.6%).........................     (30,534,461)
                                                                          ------------
NET ASSETS  100.0%....................................................    $830,888,079
                                                                          ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) 144A securities are those which are exempt from registration under rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(d) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
CA Mtg--California Mortgage Insurance
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Assoc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $871,157,597).......................  $861,422,540
Receivables:
 Interest...................................................    14,733,324
 Investments Sold...........................................     6,794,577
Options at Market Value (Net premiums paid of $145,472).....        18,750
Other.......................................................       121,368
                                                              ------------
     Total Assets...........................................   883,090,559
                                                              ------------
LIABILITIES:
Payables:
 Investments Purchased......................................    47,974,678
 Custodian Bank.............................................     1,913,254
 Income Distributions - Common and Preferred Shares.........       810,781
 Investment Advisory Fee....................................       496,158
 Variation Margin on Futures................................       433,000
 Administrative Fee.........................................       141,760
 Preferred Share Maintenance Expense........................       102,222
 Affiliates.................................................        50,715
Accrued Expenses............................................       146,950
Trustees' Deferred Compensation and Retirement Plans........       132,962
                                                              ------------
     Total Liabilities......................................    52,202,480
                                                              ------------
NET ASSETS..................................................  $830,888,079
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
 shares, 12,000 issued with liquidation preference of
 $25,000 per share).........................................  $300,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
 shares authorized, 36,365,393 shares issued and
 outstanding)...............................................       363,654
Paid in Surplus.............................................   538,413,671
Net Unrealized Depreciation.................................    (8,294,834)
Accumulated Undistributed Net Investment Income.............     4,618,528
Accumulated Net Realized Loss...............................    (4,212,940)
                                                              ------------
     Net Assets Applicable to Common Shares.................   530,888,079
                                                              ------------
NET ASSETS..................................................  $830,888,079
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($530,888,079 divided
     by 36,365,393 shares outstanding)......................  $      14.60
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...................................................   $ 53,029,016
                                                              ------------
EXPENSES:
Investment Advisory Fee....................................      6,215,012
Administrative Fee.........................................      1,775,718
Preferred Share Maintenance................................        787,224
Custody....................................................         59,018
Trustees' Fees and Related Expenses........................         55,219
Legal......................................................         29,894
Other......................................................        447,486
                                                              ------------
    Total Expenses.........................................      9,369,571
    Less Credits Earned on Cash Balances...................          1,334
                                                              ------------
    Net Expenses...........................................      9,368,237
                                                              ------------
NET INVESTMENT INCOME......................................   $ 43,660,779
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments..............................................   $ (4,204,754)
  Options..................................................      1,027,815
  Futures..................................................        400,017
                                                              ------------
Net Realized Loss..........................................     (2,776,922)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..................................     72,656,123
                                                              ------------
  End of the Period:
    Investments............................................     (9,735,057)
    Futures................................................      1,566,945
    Options................................................       (126,722)
                                                              ------------
                                                                (8,294,834)
                                                              ------------
Net Unrealized Depreciation During the Period..............    (80,950,957)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS...........................   $(83,727,879)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS.................   $(40,067,100)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

 For the Year Ended October 31, 1999, the Two Months Ended October 31, 1998 and
                         the Year Ended August 31, 1998
--------------------------------------------------------------------------------

                                        Year Ended      Two Months Ended     Year Ended
                                     October 31, 1999   October 31, 1998   August 31, 1998
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............   $ 43,660,779       $  7,585,417        $45,706,310
Net Realized Gain/Loss..............     (2,776,922)         4,823,009         13,636,918
Net Unrealized
  Appreciation/Depreciation During
  the Period........................    (80,950,957)        (1,915,326)        12,546,410
                                       ------------       ------------       ------------
Change in Net Assets from
  Operations........................    (40,067,100)        10,493,100         71,889,638
                                       ------------       ------------       ------------
Distributions from Net Investment
  Income:
  Common Shares.....................    (34,894,640)        (5,803,033)       (34,818,029)
  Preferred Shares..................     (8,719,281)          (758,421)       (10,827,208)
                                       ------------       ------------       ------------
                                        (43,613,921)        (6,561,454)       (45,645,237)
                                       ------------       ------------       ------------
Distributions from Net Realized
  Gains:
  Common Shares.....................    (15,464,760)               -0-                -0-
  Preferred Shares..................     (2,188,669)        (1,479,439)               -0-
                                       ------------       ------------       ------------
                                        (17,653,429)        (1,479,439)               -0-
                                       ------------       ------------       ------------
Total Distributions.................    (61,267,350)        (8,040,893)       (45,645,237)
                                       ------------       ------------       ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............   (101,334,450)         2,452,207         26,244,401
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued
  through Dividend Reinvestment.....      1,596,622                -0-                -0-
                                       ------------       ------------       ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS............................    (99,737,828)         2,452,207         26,244,401
NET ASSETS:
Beginning of the Period.............    930,625,907        928,173,700        901,929,299
                                       ------------       ------------       ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $4,618,528,
  $4,571,670 and $3,547,707,
  respectively......................   $830,888,079       $930,625,907       $928,173,700
                                       ============       ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                           Year Ended       Two Months Ended
                                        October 31, 1999    October 31, 1998      1998
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period (a)..........................         $ 17.387           $ 17.319        $  16.596
                                             --------           --------        ---------
  Net Investment Income.............            1.201               .210            1.260
  Net Realized and Unrealized
    Gain/Loss.......................           (2.304)              .080             .722
                                             --------           --------        ---------
Total from Investment Operations....           (1.103)              .290            1.982
                                             --------           --------        ---------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.....             .960               .160             .960
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........             .240               .021             .299
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders.....             .425                -0-              -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........             .060               .041              -0-
                                             --------           --------        ---------
Total Distributions.................            1.685               .222            1.259
                                             --------           --------        ---------
Net Asset Value, End of the
  Period............................         $ 14.599           $ 17.387        $  17.319
                                             ========           ========        =========
Market Price Per Share at End of the
  Period............................         $13.1875           $16.8125        $ 16.1875
Total Investment Return at Market
  Price (b).........................          (14.47%)            4.84%*            9.06%
Total Return at Net Asset Value
  (c)...............................           (8.64%)            1.33%*           10.38%
Net Assets at End of the Period (In
  millions).........................         $  830.9           $  930.6        $   928.2
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**..........................            1.60%             1.57%             1.57%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).................            5.95%             6.48%             5.66%
Portfolio Turnover..................              80%                6%*              94%
 * Non-Annualized
** Ratio of Expenses to Average Net
  Assets Including Preferred
  Shares............................            1.06%             1.07%             1.06%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.192 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                      September 27, 1991
                                                        (Commencement
Year Ended August 31,                                   of Investment
---------------------------------------------------     Operations) to
     1997      1996      1995      1994      1993      August 31, 1992
------------------------------------------------------------------------
    $15.842   $15.734   $15.562   $17.035   $16.328        $14.808
    -------   -------   -------   -------   -------        -------
      1.275     1.295     1.311     1.347     1.410          1.166
       .734      .105      .266   ( 1.424)     .780          1.370
    -------   -------   -------   -------   -------        -------
      2.009     1.400     1.577   (  .077)    2.190          2.536
    -------   -------   -------   -------   -------        -------
       .960      .990     1.084     1.116     1.100           .811
       .295      .302      .321      .280      .246           .205
        -0-       -0-       -0-       -0-      .111            -0-
        -0-       -0-       -0-       -0-      .026            -0-
    -------   -------   -------   -------   -------        -------
      1.255     1.292     1.405     1.396     1.483          1.016
    -------   -------   -------   -------   -------        -------
    $16.596   $15.842   $15.734   $15.562   $17.035        $16.328
    =======   =======   =======   =======   =======        =======
    $15.750   $14.500   $14.250   $15.000   $16.750        $16.125
     15.87%     8.98%     2.39%   ( 3.94%)   11.90%         13.24%*
     11.14%     7.09%     8.55%   ( 2.22%)   12.31%         14.64%*
    $ 901.9   $ 874.6   $ 870.7   $ 864.4   $ 917.9        $ 891.7
      1.61%     1.61%     1.65%     1.64%     1.59%          1.49%
      6.04%     6.20%     6.48%     6.52%     7.08%          6.85%
        54%       36%       49%       47%       48%           100%*
      1.07%     1.06%     1.07%     1.09%     1.06%          1.03%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                                October 31, 1999
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $2,772,714 which will expire on October 31, 2007. Net realized gains or losses may differ for financial reporting and tax purposes as a result of gains or losses recognized for tax purposes on open option and futures positions at October 31, 1999.

    At October 31, 1999, for federal income tax purposes, cost of long-term investments is $871,157,597; the aggregate gross unrealized appreciation is $24,749,161 and the aggregate gross unrealized depreciation is $34,484,218, resulting in net unrealized depreciation on long-term investments of $9,735,057.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends monthly from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTION--During the period ended October 31, 1999, the Trust's custody fee was reduced by $1,334 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates

                                October 31, 1999
--------------------------------------------------------------------------------

(collectively "Van Kampen"), the Trust's Administrator, at an annual rate of
 .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $16,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $204,500 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 1999, October 31, 1998, and August 31, 1998 common share paid in surplus aggregated $538,413,671, $536,817,998 and $536,817,998 respectively:

                           YEAR ENDED       TWO MONTHS ENDED      YEAR ENDED
                        OCTOBER 31, 1999    OCTOBER 31, 1998    AUGUST 31, 1998
-------------------------------------------------------------------------------
Beginning Shares.......    36,270,469          36,270,469         36,270,469
Shares Issued Through
  Dividend
  Reinvestment.........        94,924                 -0-                -0-
                           ----------          ----------         ----------
Ending Shares..........    36,365,393          36,270,469         36,270,469
                           ==========          ==========         ==========

4. INVESTMENT TRANSACTIONS

For the year ended October 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $720,178,707 and $724,435,694.

                                October 31, 1999
--------------------------------------------------------------------------------

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1999 were as follows:

                                                  CONTRACTS      PREMIUM
--------------------------------------------------------------------------
Outstanding at October 31, 1998...............      2,100      $   498,615
Options Written and Purchased (Net)...........      3,575          716,072
Options Terminated in Closing Transactions
  (Net).......................................     (4,250)      (1,390,753)
Options Expired (Net).........................     (1,125)          30,595
                                                   ------      -----------
Outstanding at October 31, 1999...............        300      $  (145,472)
                                                   ======      ===========

    The related futures contracts of the outstanding option transactions as of October 31, 1999, and the descriptions and market values are as follows:

                                                      EXPIRATION      MARKET
                                                        MONTH/       VALUE OF
              DESCRIPTION               CONTRACTS   EXERCISE PRICE   OPTIONS
-----------------------------------------------------------------------------
U.S. Treasury Bond Future -- Dec 99 --
Purchased Put                              300         Dec/110       $18,750
                                           ===                       =======

                                October 31, 1999
--------------------------------------------------------------------------------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 1999 were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at October 31, 1998...........................        739
Futures Opened............................................      5,136
Futures Closed............................................     (5,442)
                                                               ------
Outstanding at October 31, 1999...........................        433
                                                               ======

    The futures contracts outstanding as of October 31, 1999 and the descriptions and unrealized appreciation are as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Short Contracts--December 1999 Municipal
Bond Index Future (Current notional value of
$110,375 per contract)......................       433        $1,566,945
                                                   ===        ==========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

                                October 31, 1999
--------------------------------------------------------------------------------

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of October 31, 1999, the Trust had outstanding 12,000 Auction Preferred Shares ("APS") in four series of 3,000 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is generally seven days. However, effective with the auction on August 9, 1999, the dividend period for Series A was extended through April 10, 2000. Following this extended dividend period, Series A will revert to its normal seven day reset period. The dividend period for Series C is 7 days and the dividend periods for Series B and D are 28 days. The average rate in effect on October 31, 1999, was 3.5375%. During the year ended October 31, 1999, the rates ranged from 2.70% to 5.875%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, for the two-month period ended October 31, 1998, and for the year ended August 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the two-month period ended October 31, 1998, and for the year ended August 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                    KPMG LLP
Chicago, Illinois
December 9, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                           VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III* -Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 99.6% of the income distributions as a tax-exempt income distribution. Additionally, during the period, the Trust designated and paid $10,344,372 as a 20% rate gain distribution. These distributions, where applicable, were included on 1998's Form 1099-DIV which was mailed to shareholders in January of 1999. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
     1) With regard to the election of the following trustees by the common shareholders:

                                                     # OF SHARES
                                               ------------------------
                                                IN FAVOR     WITHHELD
-----------------------------------------------------------------------
David C. Arch................................  30,086,596       340,556
Howard J Kerr................................  30,083,164       343,988
Dennis J. McDonnell..........................  30,086,713       340,439

The other trustees whose terms did not expire in 1999 are: Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell*, Hugo F. Sonnenschein and Wayne W. Whalen.
     2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 29,988,796 shares voted for the proposal, 166,885 shares voted against, and 271,472 shares abstained.
 * On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

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